SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


                     Date of Report: January 23, 2003
                     --------------------------------


                       DEL GLOBAL TECHNOLOGIES CORP.
                       -----------------------------
          (Exact Name of Registrant as Specified in its Charter)


                                 1-10512
                                 -------
                         (Commission File Number)

                               13-1784308
                               ----------
                   (IRS Employer Identification Number)


                                New York
                                --------
                        (State of Incorporation)


                 1 Commerce Park, Valhalla, New York 10595
                 -----------------------------------------
                  (Address of Principal Executive Offices)


                               914-686-3600
                               ------------
             (Registrant's Telephone Number, including area code)


                              NOT APPLICABLE
                              --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS
        ------------

The Registrant, a New York corporation ("Del"), issued a press release dated January 21, 2003 announcing that it has received relief from the SEC for filing selected financial data for Fiscal years 1999 and 1998 in its securities filings.


Item 7(c). EXHIBITS
           --------

             99.1    Press Release issued January, 21 2003.

SIGNATURES
----------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          DEL GLOBAL TECHNOLIGIES CORP.


                                          /s/ Thomas V. Gilboy
                                          --------------------
                                          Thomas V. Gilboy,
Dated: January 23, 2003                   Chief Financial Officer